Income Taxes	12 Months Ended
Jul. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes
The provision for income taxes consisted of the following for the periods indicated:

	Twelve Months Ended July 31,
(In millions)	2025	2024	2023
Current:
Federal	$1,219	$984	$970
State	237	202	208
Foreign	25	36	86
Total current	1,481	1,222	1,264
Deferred:
Federal	(453)	(523)	(559)
State	(70)	(97)	(99)
Foreign	7	(15)	(1)
Total deferred	(516)	(635)	(659)
Total provision for income taxes	$965	$587	$605
We recognized excess tax benefits on share-based compensation of $143 million, $183 million, and $32 million in the provision for income taxes for the twelve months ended July 31, 2025, 2024, and 2023, respectively.
The sources of income before the provision for income taxes consisted of the following for the periods indicated:

	Twelve Months Ended July 31,
(In millions)	2025	2024	2023
United States	$4,700	$3,449	$2,798
Foreign	134	101	191
Total	$4,834	$3,550	$2,989
Differences between income taxes calculated using the federal statutory income tax rate and the provision for income taxes were as follows for the periods indicated:

	Twelve Months Ended July 31,
(In millions)	2025	2024	2023
Income before income taxes	$4,834	$3,550	$2,989

Statutory federal income tax	$1,015	$746	$628
State income tax, net of federal benefit	132	83	86
Federal research and experimentation credits	(113)	(109)	(106)
Share-based compensation	47	43	58
Excess tax benefits related to share-based compensation	(120)	(153)	(26)
Effects of non-U.S. operations	1	—	(28)
Other, net	3	(23)	(7)
Total provision for income taxes	$965	$587	$605
The state income tax line in the table above includes excess tax benefits related to share-based compensation of $23 million, $30 million, and $6 million for the twelve months ended July 31, 2025, 2024, and 2023, respectively.
On July 4, 2025, the U.S. federal government enacted the One Big Beautiful Bill Act (OBBBA), which includes significant tax law changes. The OBBBA has multiple effective dates from fiscal 2025 through fiscal 2027. The provisions effective during fiscal 2025 did not have a significant impact on our consolidated financial statements.
In the current global tax policy environment, the U.S. and other domestic and foreign governments continue to consider, and in some cases enact, changes in corporate tax laws. As changes occur, we account for finalized legislation in the period of enactment.
Material deferred tax assets and liabilities were as follows at the dates indicated:

	July 31,
(In millions)	2025	2024
Deferred tax assets:
Accruals and reserves not currently deductible	$72	$47
Capitalized research and development	1,895	1,321
Operating lease liabilities	173	137
Accrued and deferred compensation	116	132
Loss and tax credit carryforwards	277	204
Share-based compensation	113	117
Other, net	24	20
Total gross deferred tax assets	2,670	1,978
Valuation allowance	(290)	(227)
Total deferred tax assets	2,380	1,751
Deferred tax liabilities:
Operating lease right-of-use assets	140	105
Intangibles	950	864
Property and equipment	32	38
Other, net	56	49
Total deferred tax liabilities	1,178	1,056
Net deferred tax assets	$1,202	$695
The components of total net deferred tax assets, net of valuation allowances, as shown on our consolidated balance sheets were as follows at the dates indicated:

	July 31,
(In millions)	2025	2024
Long-term deferred income tax assets	$1,222	$698
Long-term deferred income tax liabilities included in other long-term obligations	(20)	(3)
Net deferred tax assets	$1,202	$695
We have provided a valuation allowance on all California net deferred tax assets primarily related to state research and experimentation tax credit carryforwards. We have also provided a valuation allowance on other non-California state operating loss and foreign loss carryforwards. We have provided a valuation allowance on these deferred tax assets as we believe they are unlikely to be realized. We have a valuation allowance of $290 million and $227 million for the twelve months ended July 31, 2025 and July 31, 2024, respectively. The valuation allowance on our net deferred taxes increased by $63 million for the twelve months ended July 31, 2025. The change in the valuation allowance was primarily related to an increase in the allowance for California net deferred tax assets. The valuation allowance on our net deferred taxes decreased by $8 million for the twelve months ended July 31, 2024. The change in the valuation allowance was primarily related to a decrease in the allowance for foreign net operating loss carryforwards, net of an increase in the allowance for California net deferred tax assets.
At July 31, 2025, we had federal net operating loss carryforwards of approximately $54 million that will start to expire in fiscal 2032. Utilization of the net operating losses is subject to annual limitation. The annual limitation may result in the expiration of net operating losses before utilization.
At July 31, 2025, we had state net operating loss carryforwards of approximately $137 million for which we have recorded a deferred tax asset of $9 million and a valuation allowance of $6 million. The state net operating loss carryforwards will start to expire in fiscal 2028. Utilization of the net operating losses is subject to annual limitation. The annual limitation may result in the expiration of net operating losses before utilization.
At July 31, 2025, we had foreign net operating loss carryforwards of approximately $18 million which carry forward indefinitely. We maintain a full valuation allowance with respect to the foreign net operating losses as there is not sufficient evidence of future sources of taxable income required to utilize such carryforwards.
At July 31, 2025, we had California research and experimentation credit carryforwards of approximately $426 million. The California research and experimentation credit will carry forward indefinitely. We maintain a full valuation allowance with respect to the California research and experimentation credit carryforwards as there is not sufficient evidence of future sources of taxable income required to utilize such carryforwards.

Unrecognized Tax Benefits
The aggregate changes in the balance of our gross unrecognized tax benefits were as follows for the periods indicated:

	Twelve Months Ended July 31,
(In millions)	2025	2024	2023
Gross unrecognized tax benefits, beginning balance	$327	$246	$216
Increases related to tax positions from prior fiscal years, including acquisitions	11	36	11
Decreases related to tax positions from prior fiscal years	(21)	(12)	(16)
Increases related to tax positions taken during current fiscal year	91	95	38
Settlements with tax authorities	(2)	(1)	(2)
Lapse of statute of limitations	(12)	(37)	(1)
Gross unrecognized tax benefits, ending balance	$394	$327	$246
The total amount of our unrecognized tax benefits at July 31, 2025 was $394 million. If we were to recognize these net benefits, our income tax expense would reflect a favorable net impact of $276 million. We do not believe that it is reasonably possible that there will be a significant increase or decrease in unrecognized tax benefits over the next 12 months.
We file U.S. federal, U.S. state, and foreign tax returns. Our major tax jurisdiction is the U.S. federal jurisdiction. For U.S. federal tax returns, we are no longer subject to tax examinations for years prior to fiscal 2022 except for fiscal 2018 and fiscal 2016.
We recognize interest and penalties related to unrecognized tax benefits within the provision for income taxes. Amounts accrued at July 31, 2025 and July 31, 2024 for the payment of interest and penalties were not material. The amounts of interest and penalties that we recognized during the twelve months ended July 31, 2025, 2024, and 2023, were also not material.
We offset a $61 million and $66 million long-term liability for uncertain tax positions against our long-term income tax receivable at July 31, 2025 and July 31, 2024, respectively. The long-term income tax receivable for both periods was primarily related to the government’s approval of a method of accounting change request for fiscal 2018.